February 28, 2010

As amended April 1, 2010

NEUBERGER BERMAN MUNICIPAL MONEY FUND

SUMMARY PROSPECTUS
Investor Class Shares (NMNXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/MutualFundLiterature.aspx?id=1230. You can also get this information at no cost by calling (800) 877-9700 or by sending an email request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus dated February 28, 2010, as amended April 1, 2010, and SAI dated February 28, 2010, are incorporated herein by reference.

GOAL

The Fund seeks the highest available current income exempt from federal income tax that is consistent with safety and liquidity.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly	None
from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a %
of the value of your investment)
Management fees	0.52
Distribution (12b-1) fees	None
Other expenses	0.11
Total annual operating expenses	0.63
Fee waiver and/or expense reimbursement	0.04
Total annual operating expenses after fee
waiver and/or expense reimbursement[1]	0.59

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$60	$189	$339	$774

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 0.59% of average net assets. This undertaking lasts until 10/31/2013. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.59% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities from municipal issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund’s dividends are generally exempt from federal income tax, but a portion thereof may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country. The Portfolio Managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk. Based on their analysis, the Portfolio Managers invest the Fund’s assets primarily in a mix of municipal securities that is intended to provide the highest available current income exempt from federal income tax possible without violating the Fund’s credit quality policies or jeopardizing the stability of its share price.

NEUBERGER BERMAN MUNICIPAL MONEY FUND	February 28, 2010, as amended April 1, 2010

The Fund is a money market fund. Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall). The Fund has a stricter standard for maturity in that it seeks to maintain a dollar- weighted average maturity of 60 days or less. The regulations also limit investments to the top two short-term rating categories of credit quality and unrated securities determined by the Portfolio Managers to be of equivalent quality.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its policy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on credit quality and interest rates. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund has maintained a stable share price since its inception and intends to continue to do so, its share price could fluctuate, meaning that it is possible to lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. Short-term securities tend to react to changes in short-term interest rates.

Credit Risk. Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund’s performance. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation. To the extent that the Fund invests in “private activity bonds,” a part of its dividends will be a tax preference item for purposes of the federal alternative minimum tax.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the return would equal if you averaged out actual performance over various lengths of time.

NEUBERGER BERMAN MUNICIPAL MONEY FUND	February 28, 2010, as amended April 1, 2010

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
3.52	2.26	0.87	0.44	0.61	1.84	2.91	3.15	1.77	0.27

Best quarter: Q4 '00, 0.94%

Worst quarter: Q3 '09, 0.01%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*

	1 Year	5 Years	10 Years

Municipal Money Fund	0.27	1.98	1.76

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by William J. Furrer (Senior Vice President of NBM and NBFI) and Kristian J. Lind (Vice President of NBM and NBFI). Messrs. Furrer and Lind have co-managed the Fund’s assets since 2007.

BUYING AND SELLING SHARES

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

Shares of the Fund also are available directly from NBM. Investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to:	If express delivery, registered mail, or
	Neuberger Berman Funds	certified mail, send to:
	Boston Service Center	Neuberger Berman Funds
	P.O. Box 8403	c/o State Street Bank and Trust Company
	Boston, MA 02266-8403	30 Dan Road
Canton, MA 02021
By wire, by fax, by telephone, by exchange, or	Call 800-877-9700 for instructions
by systematic investment or withdrawal

The minimum initial investment in Investor Class shares is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Investor Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

NEUBERGER BERMAN MUNICIPAL MONEY FUND	February 28, 2010, as amended April 1, 2010

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund calculates its share price as of 3:00 p.m. Eastern time.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days, and the Fund will not be open for business on days the Federal Reserve Wire System is closed.

TAX INFORMATION

The part of the Fund’s dividends that it designates as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a tax preference item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC ©2010 Neuberger Berman Management LLC. All rights reserved. ©2010 Neuberger Berman Fixed Income LLC. All rights reserved.

SEC File Number: 811-03802

K0007 02/10 52905